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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 17, 1999


                      NEW CENTURY MORTGAGE SECURITIES, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 1999, PROVIDING FOR THE ISSUANCE OF
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 1999-NCD)


                      New Century Mortgage Securities, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)
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       Delaware                     333-76805                33-0852169
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(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                  0File Number)          Identification Number)

         18400 Von Karman
         Irvine, California                                         92612
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
                                                     --------------


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                                       -2-


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

             (a)      Not applicable

             (b)      Not applicable

             (c)      Exhibits:



                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.                     Description
-----------          ---------------                 -----------

     1                      23              Consent of Independent Accountants

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   December 17, 1999

                                      NEW CENTURY MORTGAGE SECURITIES,
                                      INC.



                                      By:     /s/ Patrick J. Flanagan
                                           ------------------------------------
                                      Name:       Patrick J. Flanagan
                                      Title:      President

                                INDEX TO EXHIBITS



   Exhibit No.            Description                                Page
   -----------            -----------                                ----

         1        Consent of PriceWaterhouseCoopers L.L.P.             5

                                                                       Exhibit 1

                       CONSENT OF INDEPENDENT ACCOUNTANTS




         We consent to the incorporation by reference in the Prospectus Supplement of New Century Mortgage Securities, Inc., relating to New Century Home Equity Loan Trust, Series 1999-NCD, Asset Backed Pass-Through Certificates, of our report dated January 26, 1999 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998. We also consent to the reference to our Firm under the caption "Experts."


                                         /s/ PriceWaterhouseCoopers L.L.P.
                                         PRICEWATERHOUSECOOPERS L.L.P.




December 17, 1999